                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                                ----------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       December 31, 1999
                                                  ------------------------------


                           EPICOR SOFTWARE CORPORATION
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                   0-20740                      33-0277592
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)


        195 Technology Drive, Irvine, California                92618
--------------------------------------------------------------------------------
        (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code        (949) 585-4000
                                                    ----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed, since last report)

ITEM 5. OTHER EVENTS

         On December 31, 1999, Epicor Software Corporation announced preliminary results for its fourth quarter of fiscal 1999, ending December 31, 1999, a new operational plan and a workforce reduction of approximately 11% of its employees and contractors worldwide.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS.

         Exhibit Number

         Ex-99         Press Release dated December 31, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EPICOR SOFTWARE CORPORATION


Date: January 7, 2000                  By    /s/ Perry Tarnofsky
                                         ---------------------------------------
                                             Perry Tarnofsky
                                             Vice President

                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number                                              Sequentially
                                                            Numbered Page

    Ex.-99       Press Release dated December 31, 1999.           5